Stock Purchase Agreement

STOCK PURCHASE AGREEMENT

THIS AGREEMENT is entered into as of the 27th day of April 2004 by and between Leonard Luner, an individual residing in Las Vegas, Nevada (the “Seller”), and Shawn Wright, an individual residing in St. George, Utah (the “Purchaser”) (collectively referred to herein as the “Parties”).

WHEREAS, the Seller is the owner of the number of shares of the common stock of Originally New York, Inc. a Nevada public company (the “Company”), as set forth in Section 1 herein (“Shares”); and

WHEREAS, the Purchaser desires to purchase and the Seller desires to sell the Shares upon the terms and conditions set forth below;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which are hereby acknowledged, the Parties hereby agree to the following.

1.

Purchase and Sale.

1.1

The Seller agrees to sell, transfer and deliver to the Purchaser and the Purchaser agrees to purchase Five Million (5,000,000) shares of the Company’s stock owned by the Seller, free and clear of all encumbrances and liens created by the Seller, for an aggregate purchase price of Two Hundred Thousand ($200,000) U.S. Dollars (“Purchase Price”) payable at the Closing, as defined below in this Agreement.

1.2

The transfer of the Shares by the Seller to the Purchaser in consideration of the aggregate Purchase Price shall occur at 10:00 a.m. on April 27, 2004, (“Closing Date”).  The transactions to occur at such place and time with respect to this Agreement are referred to herein as the Closing.  The Shares to be delivered by the Seller shall be properly endorsed in blank or accompanied by a duly executed stock power, in proper form for transfer.

1.3

The Parties agree that at the Closing, the Purchase Price shall be payable to the Seller by check(s) in the amount of Two Hundred Thousand ($200,000) U.S. Dollars.

Stock Purchase Agreement

2.

Representation and Warranties of the Seller.

Subject to the limitations and qualifications set forth in this agreement, the Seller hereby represents and warrants that:

2.1

The Seller is the owner of the number of shares set forth in Section 1.1 above, free and clear of any liens, pledges, encumbrances, security interest and other restrictions.  The Seller has, and will continue to have at the Closing, good and marketable title to all of the Shares and the absolute right to sell, assign, transfer and deliver same to the Purchaser, and will deliver the same to the Purchaser, free and clear of all liens, pledges, encumbrances, security interest or other restrictions.  The Seller does not directly or indirectly own any other equity interest in the Company, including but not limited to, an option, warrant, stock or convertible security.  Seller further warrants that no securities of any sort are outstanding except as otherwise disclosed on the shareholder list as prepared by Pacific Stock Transfer, Inc.

2.2

The Seller hereby represents that he has the authority to enter into this transaction and has determined that this transaction is suitable for his financial position.  The Seller has sufficient knowledge and experience to evaluate the merits and risks of this transaction, and acknowledges that he has been given an opportunity to examine all documents and to obtain any additional information which he or his representative deem necessary to evaluate this transaction.

2.3

This agreement is the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms.

2.4

The execution and delivery of this Agreement by the Seller and the consummation of the transactions contemplated herein do not and will not violate or result in a default under any judgment, order, decree, law, rule or regulation applicable to the Seller.  No consent, approval, authorization, order, filing, registration or qualification of or with any governmental authority is required to be obtained by the Seller in connection with the execution and delivery of this Agreement by the Seller or the consummation of the transactions contemplated herein.

2.5

The Seller is aware of no federal or state regulatory authority or other entity, which has made any findings or determination as to the fairness or adequacy of this transaction.

Stock Purchase Agreement

2.6

Seller has relied solely upon the information contained in documents provided to him in connection with this transaction and not on any representation or warranties except those contained herein.

2.7

The Seller is a citizen of the United States or a resident thereof for federal income tax purposes.

2.8

Neither this Agreement nor any statement, list, certificate or other information furnished or to be furnished by or on behalf of the Seller in connection with this Agreement or any of the transactions contemplated hereby contains or will contain any untrue statement of a material fact regarding the Seller or the Shares, or omits or will omit to state a material fact necessary to make the statements regarding the Seller or the Shares contained herein or therein, in light of the circumstances in which they are made, misleading.

3.

Representations and Warranties of the Purchaser.

Subject to the limitations and qualifications set forth in this agreement, the Purchaser hereby represents and warrants that:

3.1

This Agreement is the legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms.

3.2

No consent, approval, authorization, order, filing, registration or qualification of or with any governmental authority is required to be obtained by the Purchaser in connection with the execution and delivery of this Agreement by the Purchaser or the consummation of the transactions contemplated herein.

3.3

The Purchaser is aware of no federal or state regulatory authority or other entity, which has made any findings or determination as to the fairness or adequacy of this transaction.

3.4

The Purchaser (i) has sufficient knowledge and experience to evaluate the merits and risks of this acquisition of the Shares, (ii) understands that the Shares involve a risk of loss of their entire investment, (iii) is able to bear the economic risks of this investment and at the present time and in the foreseeable future could afford a complete loss of such investment, (iv) has relied upon independent investigations made by it with regard to this transaction, and (v) has been given an opportunity to examine all documents concerning the Company and to obtain any additional information which was deemed necessary to evaluate his acquisition of the Shares.

Stock Purchase Agreement

3.6

The Purchaser is acquiring the Shares for his own account, for investment only and not with a view towards the resale or distribution thereof, except in accordance with all applicable federal and state laws and this Agreement.

3.7

Neither this Agreement nor any statement, list, certificate or other information furnished or to be furnished by or on behalf of the Purchaser in connection with this Agreement or any of the transactions contemplated hereby contains or will contain any untrue statement of a material fact regarding the Purchaser or the Shares or omits or will omit to state a material fact necessary to make the statements regarding the Purchaser or the Shares contained herein or therein, in light of the circumstances in which they are made, misleading.

4.

Covenants.

The Parties agree to take no action that would cause the representations and warranties of the other Parties contained herein to be untrue or inaccurate prior to or at the Closing.  The Parties agree that the representations and warranties contained herein shall survive the Closing.

5.

Conditions to Closing.

The obligations of the Parties to close hereunder are subject to the following conditions:

5.1

All of the terms, covenants and conditions to be complied with or performed by the other Parties under this Agreement on or before the Closing shall have been compiled with or performed in all material respects.

5.2

All representations or warranties of the other Parties herein are true in all material respects as of the Closing Date.

5.3

On the Closing Date there shall be no liens or encumbrances created by the Seller against the Shares, except as may be provided for herein.

6.

Miscellaneous Provisions.

6.1

This Agreement and the transactions contemplated herein shall be governed by, interpreted, construed and enforced in accordance with the laws of the State of Nevada.

6.2

Each of the Parties shall bear his own expenses incident to the negotiations, preparation, execution and performance of this Agreement.

Stock Purchase Agreement

6.3

This Agreement contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes any prior negotiations or understanding of the Parties hereto.

6.4

This Agreement shall not be modified, amended or changed in any respect except in writing duly signed by the Parties hereto, and each Party hereby waives any right to amend this Agreement in any other way.

6.5

This Agreement may not be assigned by any Party hereto without the express written consent of all of the other Parties.

6.6

All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the Parties hereto, their heirs, personal representatives, successors and, to the extent permitted herein, their transferees and assigns.

6.7

The invalidity or unenforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word of any provision of this Agreement shall not affect the validity or enforceability of the remaining provisions thereof.

6.8

The Parties hereto represent and warrant to each other that they have not dealt with any broker or finder in connection with this Agreement or the transaction contemplated hereby, and no broker or any other person is entitled to receive any brokerage commission, finder’s fee or similar compensation in connection with this Agreement or the transactions contemplated hereby.

6.9

This agreement may be executed in more than one counterpart, each of which shall be deemed to be an original, but all of which shall be deemed to constitute one instrument.

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Stock Purchase Agreement

IN WITNESS THEREOF, the Parties hereto have executed or caused to be executed this Agreement on the day and year first above written.

/s/ Leonard Luner

/s/Shawn Wright

Leonard Luner

Shawn Wright

Seller

Purchaser